UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 5, 2007

PREMIER WEALTH MANAGEMENT, INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-104631	43-1988542
(State or incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Them. Dervis Street, 3rd Floor, CY-1066 Nicosia, Cyprus
(Address of principal executive offices)

011-352 2630 1540
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current report contains information that are deemed forward looking statements under the Securities Exchange Act of 1934, as amended, and are intended to be afforded the protections thereunder. These statements are subject to various risks and uncertainties.

Item 2.01	Completion of Acquisition or Disposition of Assets
and
Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The Premier Wealth Management, Inc. (the “Company”) previously filed a Current Report on Form 8-K (Date of Event October 5, 2007) disclosing a notice of default received from Protrust Financial Services S.A. (“Protrust”) as it relates to a $3,000,000 Promissory Note dated August 4, 2006 and due August 4, 2007 (the “Promissory Note”) which was issued by the Company as a purchase money note as part of the consideration for our acquisition of Master Trust S.A. (formerly a subsidiary of Protrust). This acquisition of Master Trust S.A., formerly known as Protrust Private Clients, S.A., (the “Protrust Acquisition”) was completed in August 2006 pursuant to a Share Pledge Agreement, a Put Option Deed, a Transitional Services Agreement and a Sale and Purchase Agreement, the general terms of which were disclosed in previous filings. Pursuant to the terms of the Protrust Acquisition, and among other provisions, the Company (i) issued the Promissory Note to Protrust, (ii) issued 1.5 million shares of the Company’s restricted common stock to Protrust with a put option right to sell such shares back to the Company at $2.00 per share (or a total of $3,000,000), at any time between August 5, 2006 and August 4, 2007 and (iii) as a security for the Promissory Note, pledged its ownership interest in a separate Belgium located subsidiary, Master Finance Holdings, S.A., to Protrust under the Share Pledge Agreement (the “Pledge”).

This Amendment to Current Report on Form 8-K dated October 5, 2007 amends and supplements such filing as indicated herein.

Amount due and Foreclosure on Pledged Securities of Subsidiary

The default notice presented by Protrust demanded payment of $1,927,605, the remaining principal balance of the Promissory Note, by October 12, 2007. To date, $1,072,395 has been repaid under this Promissory Note.

On October 17, 2007 the Company received a notice through Protrust indicating that the Bailiff of the Luxembourg Court had sold Master Finance Holdings, S.A. by Public Auction at the Luxembourg Stock Exchange, with an effective date of October 4, 2007 for the sum of 100 Euros. This Public Auction was precipitated by Protrust’s Notice of Default which was served to the Company on October 5, 2007. In addition, on October 18, 2007, the Company received notice alleging that the Put Option was exercised in July of 2007, the due exercise of which is disputed by the Company. The Company estimates its aggregate liability to Protrust, presuming validity of their claims, at approximately U.S.$4,970,000. The Company is continuing to negotiate with Protrust as it relates to an overall settlement agreement and exploring its remedies.

Value of Master Finance Holdings

Master Finance Holdings, S.A., accounted for approximately 89% of the Company’s consolidated revenues for the year ended December 31, 2006 and 69% of its consolidated revenue for the six months ended June 30, 2007. Master Finance Holdings, S.A. accounted for 64% of the Company liabilities at June 30, 2007. In addition, pursuant to the Reorganization Agreement related to Master Finance Holdings, S.A. dated September 6, 2006 with the principles of Master Finance Holdings, S.A. prior to its acquisition by the Company had the right to exercise a Put Option to the Company in the amount of 992,500 Euros on December 31, 2007. As a result, the Company has been considering divestiture or reorganization options.

As the Company has been in the process of evaluating and implementing its strategic plan, the divesture of Master Finance Holdings, S.A., whether voluntary or involuntarily, continues to be considered strategic for the Company if an amicable settlement agreement is reached with Protrust, as Master Finance Holdings, S.A. may not have been part of the Company’s long-term strategic plan.

Under the terms of the Share Pledge Agreement with Protrust, if Protrust were to exercise its rights to acquire Master Finance Holdings, S.A. under the Share Pledge Agreement, the value of this entity for purposes of calculating the amount of indebtedness to Protrust being extinguished, was to be calculated utilizing the net book value of Master Finance at the time of exercise. In addition, if the value of Master Finance does not exceed the amounts owed Protrust, the Company will be held accountable for the still outstanding amount due Protrust. Accordingly, the Company has since entered negotiations with Protrust in which the Company and Protrust for a settlement of all agreements and full release by both entities and termination of the put option described above. Though the Company anticipates completing a settlement agreement with Protrust in the near future, management believes that such settlement would necessarily be dependant on the Company’s ability to access capital to satisfy the Promissory Note and any additional liabilities to Protrust. The Company cannot guarantee that such settlement agreement will be entered into or that it will be able to obtain (whether from income, sale of assets, as a loan or otherwise) sufficient capital to satisfy its obligations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Report:

10.1	Tally Ho Ventures, Inc. Share Pledge Agreement of Master Finance Holdings S.A. to Protrust Financial Services Group, S.A. *
10.2	Letter Agreement Between Tally Ho Ventures, Inc., Master Finance Holdings S.A. and Protrust Financial Services Group, S.A. dated November 14, 2006.*
10.3	Promissory Note Between Tally Ho Ventures, Inc. and Protrust Financial Services Group, S.A. dated August 4, 2006.*
99.1
Notice of Default as it relates to the Promissory Note, Share Pledge Agreement, Put Option Deed, Transitional Services Agreement and Sale and Purchase Agreement with Protrust Financial Services Group, S.A. dated October 5, 2007*

99.2	Notice of Public Auction of Master Finance Holdings, S.A. by Protrust Financial Services Group, S.A.
* Filed as Exhibit to Current Report on Form 8-K, dated October 5, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 19, 2007	PREMIER WEALTH MANAGEMENT, INC.
(Registrant)

By: /s/ Nigel Gregg
Nigel Gregg
Chief Executive Officer

EXHIBIT INDEX

10.1	Tally Ho Ventures, Inc. Share Pledge Agreement of Master Finance Holdings S.A. to Protrust Financial Services Group, S.A. *
10.2	Letter Agreement Between Tally Ho Ventures, Inc., Master Finance Holdings S.A. and Protrust Financial Services Group, S.A. dated November 14, 2006.*
10.3	Promissory Note Between Tally Ho Ventures, Inc. and Protrust Financial Services Group, S.A. dated August 4, 2006.*
99.1
Notice of Default as it relates to the Promissory Note, Share Pledge Agreement, Put Option Deed, Transitional Services Agreement and Sale and Purchase Agreement with Protrust Financial Services Group, S.A. dated October 5, 2007*

99.2	Notice of Public Auction of Master Finance Holdings, S.A. by Protrust Financial Services Group, S.A.

* Filed as Exhibit to Current Report on Form 8-K, dated October 5, 2007.